UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2009
Brookside Technology Holdings Corp.
(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction)	333-133253 (Commission File Number)	20-3634227 (IRS Employer Identification No.)
15500 Roosevelt Blvd,
Suite 101
Clearwater, FL 33760
(Address of principal executive offices) (zip code)
(727) 535-2151
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 17, 2009, the Company issued a press release (attached hereto as Exhibit 9.1) announcing, among other things, its entry into an exclusive agent agreement with SingePoint Solutions.
Item 9.01 Financial Statements and Exhibits.
9.1	Press Release dated June 17, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brookside Technology Holdings Corp.
By:	/s/ Michael Nole
Michael Nole, Chief Executive Officer

Dated: June 17, 2009

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